[LOGO OF LITRONIC APPEARS HERE]
                                 NON-EXCLUSIVE
                              RESELLER AGREEMENT


     THIS LITRONIC NON-EXCLUSIVE RESELLER AGREEMENT ("Agreement"), is entered into as of the EFFECTIVE DATE set forth below by and between LITRONIC, Inc., a California U.S.A. corporation ("LITRONIC"), having its principal place of business at 2030 Main, Suite 1250, Irvine, California 92614, U.S.A. and the RESELLER identified below.

     This Agreement consists of the following Term Sheet, the Standard Terms and Conditions and the Exhibits attached hereto.

                                  TERM SHEET

1.  EFFECTIVE DATE: AS SIGNED AND DATED BELOW

2.  RESELLER: SOUTH AFRICAN CERTIFICATION AGENCY (SACA) PTY LTD

     Street Address: 1 Charles Crescent, Eastgate Ext 4, Sandton, South Africa.

     Telephone:27 11 445 9475   Facsimile:  27 11 445 9452

3.  CONTACT PERSON:      TIM ELLIS

     Title:  Managing Director

     Contact Person's Telephone:   27 11 445 9049
     Contact Person's E-mail address:   tim@saca.net

4.  START DATE OF AGREEMENT:         1ST APRIL 1999

5.  END DATE OF AGREEMENT:   31/ST/ DECEMBER 1999

6.  TERRITORY:    SOUTH AFRICA, LESOTHO, MALAWI, MOZAMBIQUE, NAMIBIA, SWAZILAND,
    ZAMBIA, KENYA, MAURITIUS AND ZIMBABWE.

7.  INITIAL ORDER VALUE:      $2,200 -  (25 NETSIGN 210 READERS AND SOFTWARE)

8.  MINIMUM ANNUAL COMMITMENT: NONE FOR THE INITIAL TERM OF THIS AGREEMENT.

9.  PRODUCT SCHEDULE AND DISCOUNT:

--------------------------------------------------------------------------------------------------
INCLUDED       PRODUCT                            MINIMUM                  DISCOUNT
                                                               -----------------------------------
   IN                                              ORDER       Minimum     1,000     5,000
SCHEDULE                                          QUANTITY     quantity      to       and
                                                                to 999     4,999     above
--------------------------------------------------------------------------------------------------
          ME2000 SMARTCARD                                 25  )            )         )
--------------------------------------------------------------------------------------------------
          MULTIFLEX SMARTCARD                              25  )            )         )
--------------------------------------------------------------------------------------------------
          CRYPTOFLEX SMARTCARD - 4K                        25  )            )         )
--------------------------------------------------------------------------------------------------
          CRYPTOFLEX SMARTCARD - 8K                        25  )            )         )
--------------------------------------------------------------------------------------------------
          1000 MONIKER PC CARD                             12  )            )         )
--------------------------------------------------------------------------------------------------
          210 READER                                       25  )            )         )
--------------------------------------------------------------------------------------------------
          300 SECURITY ADAPTER W/READER                    25  )            )         )
--------------------------------------------------------------------------------------------------
          410 READER                                       25  )            )         )
--------------------------------------------------------------------------------------------------
          2000 READER                                      25  )            )         )
--------------------------------------------------------------------------------------------------
          2102 READER                                      12  ) 25%        ) 35%     ) 40%
--------------------------------------------------------------------------------------------------
          2108 CIPHERSERVER                                10  )            )         )
--------------------------------------------------------------------------------------------------
          2202 READER                                      12  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN W/210 READER                             25  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN W/410 READER                             25  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN PRO W/210 READER                         25  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN PRO W/410 READER                         25  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN PRO W/210 READER - EXPORT                25  )            )         )
--------------------------------------------------------------------------------------------------
          NETSIGN PRO W/410 READER - EXPORT                25  )            )         )
--------------------------------------------------------------------------------------------------
          CRYPTOS SDK                                       5  )            )         )
--------------------------------------------------------------------------------------------------
          CRYPTOS SDK PRO                                   2  )            )         )
--------------------------------------------------------------------------------------------------
          PROFILE MANAGER                                   1                 40%
--------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LITRONIC, INC.                                    RESELLER


By: /s/ W. S. Holmes                         By: /s/ T. Ellis
   -------------------------------              --------------------------------
Name: /s/ William S. Holmes                  Name:  Tim Ellis
      ----------------------------                ------------------------------
Title: V.P. Sales & Marketing                Title:  Managing Director
      ----------------------------                 -----------------------------
Date:     April 30, 1999                     Date:     12/4/1999
     -----------------------------                ------------------------------

                         STANDARD TERMS AND CONDITIONS

1.   DEFINITIONS

Capitalized terms used and not otherwise defined in this Agreement or the Schedules hereto shall have the meanings shown below:

1.1 "Intellectual Property" means all of the following owned by a party: (i) trademarks and service marks (registered and unregistered) and trade names, and goodwill associated therewith; (ii) patents, patentable inventions, computer programs, and software; (iii) databases; (iv) trade secrets and the right to limit the use or disclosure thereof; (v) copyrights in all works, including software programs; and (vi) domain names. The rights owned by a party in its Intellectual Property shall be defined, collectively, as "Intellectual Property Rights."

1.2 "Product(s)" shall mean those LITRONIC products that have been explicitly included in this agreement and specified on the term sheet. LITRONIC shall have the right to withdraw any Product(s) from this Agreement upon ninety (90) days advance written notice.

1.3 "Discount" shall mean the discount applicable to Unit Price for a product as specified in the then current Reseller/Distributor Price List. The now current Reseller/Distributor Price List is attached to this Agreement as Exhibit A. All Reseller/Distributor Price Lists are incorporated in this Agreement by this reference.

1.4 "Reseller" means retail dealers only, that is companies which sell only to end-users. The term "Reseller" does not include companies which sell to distributors or purchase products for their own use.

1.5 "Territory" shall mean the distribution territory set forth on the Term Sheet attached hereto.

1.6 "Trademarks" shall mean LITRONIC's registered and unregistered trademarks, trade names and other commercial symbols, including but not limited to those set forth in Exhibit B.

2.   APPOINTMENT AS RESELLER


2.1  Appointment.  Subject to the terms and conditions of this Agreement,
     -----------
LITRONIC hereby appoints RESELLER as a non-exclusive reseller for the Territory under the LITRONIC Distributor Program (the "Program"). In connection with such appointment, to the extent permitted by the laws of the Territory, LITRONIC grants RESELLER a non-exclusive and non-transferable right to promote, market and solicit orders in the Territory from Resellers for the Products and services described in the Term Sheet.

2.2  Authorization.  RESELLER may represent itself as a participant in the
     -------------
Program and as a reseller for the Products. RESELLER shall not represent that it is otherwise affiliated with LITRONIC. RESELLER is authorized to represent to Resellers only such facts about LITRONIC and the Products as LITRONIC posts on its Web site or as are contained in other published advertising and promotional materials.

2.3  Independent Contractors.  The relationship of LITRONIC and RESELLER is that
     -----------------------
of independent contractors. Neither RESELLER nor RESELLER's employees, consultants, contractors or agents are agents, employees, partners or joint venturers of LITRONIC, nor do they have any authority to bind LITRONIC by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

3.   MARKETING LITRONIC PRODUCTS

3.1  Program Orientation.  Within the first one hundred and eighty (180) days
     -------------------
after the Effective Date, RESELLER will cause certain employees to obtain the training outlined in Exhibit C. To the extent such training requires that RESELLER's personnel travel, RESELLER shall bear the travel and lodging expenses of such personnel.

3.2  Sales Collateral.  LITRONIC shall provide RESELLER with a reasonable number
     ----------------
of copies of the sales collateral related to each Product as are specified in Term Sheet. RESELLER will be responsible for creation of all collateral materials relating to the TERRITORY. RESELLER shall bear the costs for all such materials required to satisfactorily market and sell the Products, including any translation costs.

3.3  RESELLER Efforts.  During the term of this Agreement, RESELLER shall use
     ----------------
its best efforts to market and promote the Products to Resellers in the Territory. Without limiting the generality of the foregoing, RESELLER shall undertake the specific marketing activities for each Product, which are set forth in the Term Sheet.

3.4  Competitive Products.  In carrying out its obligations as a reseller in
     --------------------
terms of this agreement the reseller undertakes to represent LITRONIC as the preferred supplier of smart card solutions to its end users.

3.5  Product Resale.  RESELLER shall resell the Products only to end users.
     --------------

3.6  Market Area. LITRONIC shall be the sole and final arbiter of any question
     -----------
whether a specific Reseller is within the Territory.

3.7  Initial Order.  On the effective date of this Agreement, RESELLER shall
     -------------
place an irrevocable order with LITRONIC for products with a net order value after discount of at least the amount specified in the term sheet.

3.8   Minimum Annual Commitment.  During each year of this Agreement, RESELLER
      -------------------------
shall accrue and timely pay to LITRONIC the net prices for the Products licensed, sold or otherwise distributed under this Agreement RESELLER agrees to a volume commitment for each year of this Agreement in the amount set forth in paragraph 8 of the Term Sheet. Progress towards the annual commitment will be monitored quarterly and failure to achieve this a phased commitment will be taken into account by LITRONIC when deciding about the renewal or termination of this agreement.

3.9  RESELLER Personnel.  RESELLER will train and maintain a sufficient number
     ------------------
of capable technical and sales personnel, minimum of one full-time employee, having the knowledge and training necessary to: (i) inform potential Resellers and End Users properly concerning the features and capabilities of the Products and, if necessary, competitive products; (ii) service and support the Products in accordance with RESELLER's obligations under this Agreement; and (iii) otherwise carry out the obligations and responsibilities of RESELLER under this agreement.

3.10 Technical Expertise.  RESELLER warrants that its staff will be conversant
     -------------------
with the technology contained in the Products and similar technologies in general, and will develop sufficient knowledge of the industry and products competitive with the Products (including specifications, features and benefits) so as to be able to explain in detail to its potential Resellers and End Users the differences between the Products and competitive products.

3.11  RESELLER Covenants.  RESELLER will: (i) conduct business in a manner that
      ------------------
reflects favorable at all times on the Products and the good name, good will and reputation of LITRONIC; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to LITRONIC, the Products and services or the public; (iii) make no false or misleading representations with regard to LITRONIC, or the Products; (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to LITRONIC or the Products; and (v) make no representation, warranties or guarantees to potential Resellers or End Users or to the trade with respect to the specifications, features or capabilities of the Products that are inconsistent with the literature distributed by LITRONIC.

3.12  Costs and Expenses. Except as expressly provided herein or agreed to in
      ------------------
writing by LITRONIC and RESELLER, RESELLER will pay all costs and expenses incurred in the performance of RESELLER's obligations under this Agreement.

3.13  Marketing Activities. RESELLER shall develop and execute a marketing plan
      --------------------
sufficient to fulfill its obligations under this Agreement. To the extent LITRONIC offers RESELLER the opportunity to do so, RESELLER agrees to participate with LITRONIC in joint marketing activities with respect to certain Products.

3.14  Compliance with Laws.  RESELLER will comply with all applicable
      --------------------
international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the Products.

3.15  Governmental Approval.  If any approval with respect to this Agreement, or
      ---------------------
the notification or registration hereof, will be required at any time during the term of this Agreement, with respect to giving legal effect to this Agreement in any jurisdiction in which RESELLER is operating, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance from abroad of U.S. Dollars, RESELLER will immediately take whatever steps may be necessary in this respect, and any charges incurred in connection therewith will be for the account of RESELLER. RESELLER will keep LITRONIC currently informed of its efforts in this connection. LITRONIC will be under no obligation to ship any Products or other materials to RESELLER hereunder until RESELLER has provided LITRONIC with satisfactory evidence that such approval, notification or registration is not required or that it has been obtained.

4.    TECHNICAL SUPPORT

4.1   End-User Support. RESELLER shall provide all technical support relating to
      ----------------
its own products and services, and to the Products as described in the TERM SHEET, directly to its End-Users. RESELLER shall provide LITRONIC with a telephone number for LITRONIC to contact RESELLER directly for RESELLER's support under this Section 4. If LITRONIC receives such an inquiry, LITRONIC shall provide the inquiring party with the telephone number of RESELLER, and RESELLER shall be responsible for providing support to such party.

4.2   RESELLER Support.  LITRONIC shall provide RESELLER with the technical
      ----------------
support services for each Product as set forth in the TERM SHEET.

5.   PURCHASE AND PAYMENT TERMS

5.1  Forecasts, Purchase and Sale.  RESELLER shall submit quarterly forecasts of
     -----------------------------
its requirements for Products to LITRONIC at least forty-five (45) days in advance of each calendar quarter. After the initial term of this agreement ending 12/31/99 RESELLER will be required to maintain a minimum stock level of two times the monthly forecast of its requirements for Products. LITRONIC agrees to sell to RESELLER those Products order by RESELLER at the prices and under the conditions specified in this Agreement and the applicable Distributor Price List during the term of this Agreement. Product orders will be placed by RESELLER's issuance of a purchase order. The terms and conditions of this Agreement shall supersede the terms and conditions of any purchase order issued by RESELLER. Any additional or conflicting purchase order terms and conditions shall be deemed null and void and shall be of no force or effect.

5.2  Payments for LITRONIC Products.  RESELLER shall be responsible for
     ------------------------------
invoicing End-Users and collecting invoiced amounts from End-Users for all Products licensed, sold or otherwise distributed on the basis of orders solicited by RESELLER. For the Products licensed, sold or otherwise distributed based upon orders solicited by RESELLER, RESELLER will pay LITRONIC the amounts set forth in the applicable Distributor/Reseller Price List, (the invoiced amount will be grossed-up to cover any withholding taxes to the applicable jurisdiction or country) in the manner and at the time set forth therein. Such amounts may be set forth as a percentage discount from LITRONIC's prices for the applicable Products. RESELLER's payments shall not be affected by Resellers payments or non- payment for the Products ordered.

5.3  Price Changes.  LITRONIC's prices for the Products as of the date of this
     -------------
Agreement are set forth in the applicable Reseller/Distributor Price List. LITRONIC reserves the right to change the prices for any LITRONIC Product or any other product or service at any time. Price decreases shall take effect immediately upon announcement. In the event of a price increase, LITRONIC shall provide RESELLER with sixty (60) days' advance notice. Such changes shall not require RESELLER's approval. RESELLER shall determine its own market prices for the Products and for other products and services it sells, licenses or otherwise distributes or makes available.

5.4  Terms of Payment.  Amounts due LITRONIC hereunder shall be paid by RESELLER
     ----------------
to LITRONIC at the address set forth in paragraph 1 of this Agreement. Invoices shall be due and payable on or before the sixtieth (60th) day after the date issued. A late payment penalty on any amounts not paid when due shall be assessed at the rate of one and one-half percent (1 1/2%) per thirty (30) days or the maximum rate permitted by law, whichever is less. Such late payment penalty shall accrue beginning on the sixty-first (61st) day after the day the invoice was issued. All payments to LITRONIC shall be made directly to the bank nominated by LITRONIC in United States Dollars, free of any currency control or other restrictions to LITRONIC and with all transfer charges paid by the RESELLER.

5.5  Taxes.  RESELLER shall pay, indemnify and hold LITRONIC harmless from (i)
     -----
any sales, use, excise, import or export, value-added, or similar tax or duty, and any other tax or duty not based on LITRONIC's income, and (ii) all government permit fees, customs fees and similar fees which LITRONIC may incur with respect to this Agreement. Such taxes, fees and duties paid by RESELLER shall not be considered a part of, a deduction from, or an offset against, payments due to LITRONIC hereunder.

5.6 Audit Rights. LITRONIC shall have the right, at its sole cost and expense, to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of RESELLER to verify the volume of Products licensed or otherwise distributed by RESELLER and RESELLER's calculation of amounts payable to LITRONIC therefor in the case where the applicable Distributor Price List specifies that RESELLER is required to report amounts payable with respect to the Products. If the amounts accrued are different than those reported, RESELLER will be invoiced or credited for the difference, as applicable. Any additional amounts, along with the late payment penalty assessed in accordance with Section 5.4, shall be payable within thirty (30) days of such invoice. If the deficiency in the amounts paid by RESELLER is greater than five percent (5%) of the amounts reported by RESELLER for any reporting period, RESELLER will pay the reasonable expenses associated with such audit, in addition to the deficiency.

6.   CONFIDENTIALITY

6.1  Confidential Information.  The parties acknowledge that in their
     ------------------------
performance of their duties hereunder either party may communicate to the other (or its designees) certain confidential and proprietary information, including without limitation information concerning RESELLER's products and services, LITRONIC's products and services, and the know-how, technology, techniques, or business or marketing plans related thereto (collectively, the "Confidential Information") all of which are confidential and proprietary to, and trade secrets of, the disclosing party. Confidential Information does not include information that: (i) is public knowledge at the time of disclosure by the disclosing party; (ii) becomes public knowledge or known to the receiving party after disclosure by the disclosing party other than by breach of the receiving party's obligations under this Section 6 or by breach of a third party's confidentiality obligations; (iii) was known by the receiving party prior to disclosure by the disclosing party other than by breach of a third party's confidentiality obligations; or (iv) is independently developed by the receiving party.

6.2  Protection of Confidential Information.  As a condition to the receipt of
     --------------------------------------
the Confidential Information from the disclosing party, the receiving party shall: (i) not disclose in any manner, directly or indirectly, to any third party any portion of the disclosing party's Confidential Information; (ii) not use the disclosing party's Confidential Information in any fashion except to perform its duties hereunder or with the disclosing party's express prior written consent; (iii) disclose the disclosing party's Confidential Information, in whole or in part, only to employees and agents who need to have access thereto for the receiving party's internal business purposes; (iv) take all necessary steps to ensure that its employees and agents are informed of and comply with the confidentiality restrictions contained in this Agreement; and
(v) take all necessary precautions to protect the confidentiality of the Confidential Information received hereunder and exercise at least the same degree of care in safeguarding the Confidential Information as it would with its own confidential information, and in no event shall apply less than a reasonable standard of care to prevent disclosure. The receiving party shall promptly notify the disclosing party of any unauthorized disclosure or use of the Confidential Information arising under this Agreement. The receiving party shall cooperate and assist the disclosing party in preventing or remedying any such unauthorized use or disclosure.

6.3  Injunctive Relief.  Both parties acknowledge that the restrictions
     -----------------
contained in this Section 6 are reasonable and necessary to protect their legitimate interests and that any violation of these restrictions will cause irreparable damage to the other party. Each party agrees that damages are not an adequate remedy for any such violation and that the other party will be entitled to injunctive relief against each violation.

7.   TRADEMARK RIGHTS

7.1  License.  LITRONIC grants RESELLER the nonexclusive right and license to
     -------
use LITRONIC's trademarks during the term of this Agreement solely in conjunction with the marketing, promotion and resale of the Products. LITRONIC grants no rights in the Trademarks or in any other trademark, trade name, service mark, business name or goodwill of LITRONIC except as licensed hereunder or by separate written agreement of the parties. RESELLER agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any Trademark or any other trademark, trade name or product designation belonging to or licensed to LITRONIC (including, without limitation registering or attempting to register any Trademark or any such other trademark, trade name or product designation).

7.2  No Confusing Use.  During the term of this Agreement, RESELLER agrees not
     ----------------
to use any trademark, trade name or product name confusingly similar to a trademark, trade name or product name of LITRONIC, as expressly licensed in
Section 7.1.

7.3  Marking Requirements.  RESELLER agrees to (i) use the appropriate
     --------------------
trademark, logo, product descriptor and trademark symbol (either "TM" or "(R)" or local equivalents), (ii) clearly indicate LITRONIC's ownership of the Trademarks whenever the Trademarks are first mentioned in any document, and
(iii) comply with the other usage requirements set forth in LITRONIC's Trademark and Logo Usage Guide provided to RESELLER from time to time.

7.4  No Continuing Rights.  Upon expiration or termination of this Agreement,
     --------------------
RESELLER will immediately cease all display, advertising and use of all of the Trademarks and will not thereafter use, advertise or display any trademark, trade name or product designation which is, or any part of which is, similar to or confusing with any Trademark or with any trademark, trade name or product designation associated with LITRONIC or any Product.

8.   INTELLECTUAL PROPERTY RIGHTS

8.1  Ownership.  Other than the express licenses granted by this Agreement,
     ---------
LITRONIC grants no right or license to RESELLER by implication, estoppel or otherwise to the Products or any Intellectual Property Rights of LITRONIC. Each party shall retain all ownership rights, title, and interest in and to its own products and services (including in the case of LITRONIC, in the Products) and all intellectual property rights therein, subject only to the rights and licenses specifically granted herein. To the extent that RESELLER translates, or causes to be translated, any of LITRONIC's marketing materials, user manuals or other documentation, RESELLER agrees to assign all copyrights in such translations to LITRONIC at the time of termination or expiration of this Agreement.

8.2  Obtaining Rights.  LITRONIC (and not RESELLER) shall have the sole right,
     ----------------
but not the obligation, to pursue copyright, patent and trademark protection, in its sole discretion, for the Products and any Intellectual Property Rights incorporated therein. RESELLER will cooperate with LITRONIC in pursuing such protection, including without limitation executing and delivering to LITRONIC such instruments as may be required to register or perfect LITRONIC's interests in any Intellectual Property Rights and any assignments thereof.

8.3  Pursuit of Infringers.  RESELLER shall notify LITRONIC of infringements of
     ---------------------
LITRONIC's Intellectual Property Rights of which RESELLER becomes aware. RESELLER shall reasonably assist LITRONIC, at no cost to RESELLER, in pursuing LITRONIC's legal rights against any such infringers. LITRONIC, at its sole discretion, shall determine whether to pursue any particular case of infringement.

8.4  Proprietary Markings and Copyright Notices.  RESELLER shall not remove or
     ------------------------------------------
destroy any proprietary, confidentiality, trademark, service mark, or copyright markings or notices placed upon or contained in any materials or documentation received from LITRONIC in connection with this Agreement.

9.   INDEMNITIES

9.1  RESELLER Indemnity.  RESELLER's indemnity obligations under Section 9.3
     ------------------
shall apply to any claim, suit or proceeding by a third party against LITRONIC and any of its directors, officers, agents, employees, contractors, parent companies, affiliates, and/or subsidiaries (collectively, the "LITRONIC Parties") based on or arising out of (i) the acts or omissions of RESELLER in connection with (A) its performance or failure to perform any other obligations in this Agreement or any agreement with an Reseller or Subscriber, and (B) any other product or service provided by RESELLER to Resellers or Subscribers; and
(ii) any unauthorized representation or any misrepresentation of fact to any third party with respect to one or more of the LITRONIC Parties or the LITRONIC Products made by RESELLER or any director, officer, agent, or employee of RESELLER.

9.2  LITRONIC Indemnity.  LITRONIC's indemnity obligations under Section 9.3
     ------------------
shall apply to any claim, suit or proceeding by a third party against RESELLER and any of its directors, officers, agents, employees, contractors, parent companies, affiliates, and/or subsidiaries (collectively, the "RESELLER Parties") based on or arising out of (i) the acts or omissions of LITRONIC in connection with (A) its performance or failure to perform the obligations in this Agreement, and (B) any Products provided to RESELLER under this agreement; (ii) any unauthorized representation or any misrepresentation of fact to any third party with respect to one or more of RESELLER Parties made by LITRONIC or any director, officer, agent, or employee of LITRONIC, or (iii) any third party claims of copyright infringement or trade secret misappropriation to the extent such claims arise directly from the LITRONIC proprietary components of the Product.

9.3   Notices and Indemnities. Subject to the limitations set forth herein, each
      -----------------------
party (the "Indemnifying Party"), at its own expense, shall (a) defend, or at its option settle, any claim, suit, or proceeding against the other party (the "Indemnified Party") for which it has an indemnification obligation under this Agreement and (b) pay any final judgment entered or settlement against the Indemnified Party in any such suit or proceeding defended by the Indemnifying Party. An Indemnifying Party shall not take any action to settle or defend any such claim, suit, or proceeding that would in any manner impose obligations (monetary or otherwise) on an Indemnified Party without the Indemnified Party's written consent. An Indemnified Party shall have the right to participate in the defense of any claim with its own counsel and shall be responsible for all costs associated therewith. An Indemnifying Party shall have the right to control and direct the investigation, preparation, defense, and settlement of the claim, and the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such claim at the Indemnifying Party's expense. In addition, an Indemnified Party shall give the Indemnifying Party prompt written notice of any claim, suit, or proceeding for which the Indemnifying Party has an indemnification obligation under this Agreement. In the event such notice is not promptly given, the Indemnifying Party's obligation hereunder shall not include any additional expenses or damages to the extent attributable to such failure or delay of notice.

10.   LIMITED WARRANTY

10.1  Limited Warranty. LITRONIC warrants to the original purchaser of a Product
      ----------------
that the hardware is free from defects in materials and workmanship for a period of fifteen (15) months from the date of shipment from Litronic to the RESELLER OR one (1) year from the date of purchase from the RESELLER ("the Warranty Period") to the RESELLER'S customer, whichever comes first. Should a Product fail to comply with this Limited Warranty at any time during the Warranty Period, the purchaser's sole and exclusive remedy is for LITRONIC, at its option, to either repair or replace the product as described below, provided that in LITRONIC's sole determination the part or Product has not been abused, misused, repaired or modified. All products will be serviced and returned via ground or sea at no charge to the purchaser. In the event LITRONIC is unable to repair or replace the product within a reasonable period of time, the purchaser's sole and exclusive remedy is to receive reimbursement of the amount the purchaser actually paid for the product.

10.2  Returns.  All returns under this Limited Warranty require a Return
      -------
Merchandise Authorization number (RMA #) provided by LITRONIC Customer Service. Products which require Limited Warranty service during the Warranty Period must be delivered to LITRONIC at the address listed below. The RMA # should be prominently displayed on the outside of the shipping container. Replacement parts or complete products will be furnished on an exchange basis only. Replaced parts or products become the property of LITRONIC.

                    Returns Department, Litronic, Inc.
                    17895 Sky Park Circle, Suite A, Irvine, CA 92614 Tel (949) 851-1085, E-mail: rma@litronic.com

10.3  Shipping.  RESELLER agrees to pay shipping charges to LITRONIC or directly
      --------
to the carrier, insure the product or assume the risk of loss or damage which may occur in transit, and to use a shipping container equivalent to the original packaging. If any labor, repair or parts replacement is required because of accident, negligence, misuse, theft, vandalism, fire, water or other peril, or because of conditions outside of specifications, including, but not limited to, electric power, temperature, humidity, or dust; or by moving, repair, relocation, or alteration not performed by LITRONIC, or by any other cause other than normal use, this Limited Warranty shall be void and shall not apply.

10.4  Duty and Sales Tax.  RESELLER agrees to pay any applicable duties sales
      ------------------
taxes or similar charges. LITRONIC products are supplied to the RESELLER FOB, Irvine, California, USA.

10.5  Applicability.  This Limited Warranty shall not be applicable to the
      -------------
extent that any provision of this Limited Warranty is prohibited by or contrary to, any international, federal, state or local law or regulation which cannot be preempted. This Limited Warranty gives the purchaser specific legal rights, but the purchaser may have different or additional legal rights, depending on the jurisdiction in which the purchaser is located.

11.   DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

11.1  Disclaimer.  EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS
      ----------
AGREEMENT, LITRONIC'S PRODUCTS AND SERVICES ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. LITRONIC DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, TO RESELLER AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY LITRONIC OR ITS EMPLOYEES OR REPRESENTATIVES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF LITRONIC'S OBLIGATIONS.

11.2  Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY
      -----------------------
OR TO ANY OTHER THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL, RELIANCE, OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LITRONIC PRODUCTS, WHETHER FORESEEABLE OR UNFORESEEABLE, AND WHETHER BASED ON BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHER CAUSE OF ACTION (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY, OR USE OF FACILITIES; INTERRUPTION IN USE OR AVAILABILITY OF DATA; STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS; OR LABOR CLAIMS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES SHALL LITRONIC'S TOTAL LIABILITY TO RESELLER OR ANY THIRD PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNT PAID BY RESELLER UNDER THIS AGREEMENT TO A MAXIMUM OF ONE MILLION DOLLARS ($1,000,000.00), REGARDLESS OF WHETHER AN ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE.

12.   FORCE MAJEURE

In no event shall either party be responsible for delays in delivery or performance when the same are the result of any cause beyond such party's control.

13.   TERM AND TERMINATION

13.1  Term and Termination. The term of this Agreement shall commence on the
      --------------------
Start Date and, unless earlier terminated pursuant to the terms of this Agreement, will continue until the termination date as set forth in the attached "Term Sheet." Upon mutual agreement, this contract may be extended for a Renewal Period as set forth in an updated "Term Sheet." If RESELLER has met its minimum volume commitment as set forth in paragraph 3.7 of this Agreement the Agreement can be renew for an additional one (1)-year period, unless either party notifies the other in writing of its intention not to renew at least sixty (60) days prior to the end of the term or the applicable renewal term. The parties agree that the Limitation of Liability provision of Section 11.2 shall apply to any termination of this Agreement by either party. RESELLER waives any right it may have to receive any compensation or reparations on termination or expiration of this Agreement or any rights hereunder under the law of any jurisdiction, other than as expressly provided in this Agreement.

13.2  Termination for Default.  Either party may terminate this Agreement at any
      -----------------------
time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

13.3  Insolvency.  Either party may terminate this Agreement at any time upon
      ----------
(i) the institution of any proceedings by or against the other party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceedings are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of the other party's property or assets; or (iii) the liquidation, dissolution or winding up of the other party's business.

13.4  Effect of Termination.  Upon the expiration or termination of this
      ---------------------
Agreement, RESELLER shall cease using, marketing, promoting and soliciting orders for the Products. RESELLER will discontinue the use of all Trademarks. Upon the expiration or termination of this Agreement, LITRONIC will provide support to End Users and Subscribers referred by RESELLER. Any expiration or termination shall not discharge any obligation to make payments which have accrued or are owing as of the effective date of such expiration or termination or which accrue after expiration or termination for LITRONIC Products shipped or invoiced upon orders placed before such expiration or termination. Expiration or termination of this Agreement for any reason shall not affect any other LITRONIC Agreements with Resellers or end-users.

13.5  Return of Confidential Information.  Upon expiration or termination of
      ----------------------------------
this Agreement for any reason, each party shall return the other party's Confidential Information to it, or, with the prior written consent of the other party, shall destroy the other party's Confidential Information. Each party shall certify to the other in writing within thirty (30) days of expiration or termination that such party has returned or destroyed all of such Confidential Information.

13.6  Survival of Terms.  Expiration or termination of this Agreement shall not
      -----------------
relieve either party of any obligations that accrue prior to the date of such expiration or termination. The provisions of Sections 3.11, 3.14, 5, 6, 7, 8, 9, 10, 11, 13.1, 13.4, 13.5, 13.6, 14.1, 14.6, 14.8, and 14.9 of these Standard
Terms and Conditions shall survive the expiration or termination of this Agreement for any reason.

14.   MISCELLANEOUS PROVISIONS

14.1  Governing Law; Venue; Waiver of Jury Trial.  This Agreement shall be
      ------------------------------------------
governed by and construed in accordance with the laws of the State of California, U.S.A. (irrespective of its choice of law principles). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties hereby agree that any suit to enforce any provision of this Agreement or arising out of or based upon this Agreement or the business relationship between the parties hereto shall be brought in the United States District Court for the Central District of California, U.S.A., or the Superior or Municipal Court in and for the County of Orange, California, U.S.A. Each party hereby agrees that such courts shall have exclusive personal jurisdiction and venue with respect to such party, and each party hereby submits to the exclusive personal jurisdiction and venue of such courts. The parties hereby waive any right to jury trial with respect to any action brought in connection with this Agreement.

14.2  Binding upon Successors and Assigns.  Except as otherwise provided herein,
      -----------------------------------
this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives and assigns of the parties hereto. This Agreement shall not be assignable by RESELLER by operation of law (including as a result of a merger or a transfer of a controlling interest in RESELLER's voting securities) or otherwise without the prior written authorization of LITRONIC, which shall not be unreasonably withheld. Any such purported assignment shall be void and of no effect and shall permit LITRONIC to terminate this Agreement.

14.3  Severability.  If any provision of this Agreement shall be invalid or
      ------------
unenforceable, the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

14.4  Entire Agreement.  This Agreement, and the Exhibits and Distributor Price
      ----------------
Lists attached hereto constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings between the parties.

14.5  Amendment and Waivers.  Except as otherwise expressly provided in this
      ---------------------
Agreement, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

14.6  Attorneys' Fees.  Should suit be brought to enforce or interpret any part
      ---------------
of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

14.7  Notices.  Any notice, demand, or request with respect to this Agreement
      -------
shall be in writing and shall be effective only if it is delivered by a courier service that confirms delivery in writing, or mailed, certified or registered mail, postage prepaid, return receipt requested, and in each case addressed to the parties at the addresses set forth in paragraph 1, and in the case of LITRONIC, to the attention of the President and Chief Executive Officer, and in the case of RESELLER to the Contact Person as identified on the Term Sheet. Such communications shall be effective when they are received. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

14.8  Foreign Reshipment Liability.  THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO
      ----------------------------
ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE U.S. GOVERNMENT. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, RESELLER AGREES THAT IT WILL NOT EXPORT OR RE-EXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR RE-EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

14.9  Publicity.  Neither party will disclose to third parties, other than its
      ---------
agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement, (iii) either party may disclose such terms to the extent necessary in connection with the due diligence review of such party by potential business partners, investors or acquirers, or investment bankers, to such persons and to their employees, agents, attorneys and auditors; and (iv) either party shall have the right to disclose that RESELLER is a participant in the Program and a RESELLER of the Products.

14.10 No Waiver.  Failure by either party to enforce any provision of this
      ---------
Agreement will not be deemed a waiver of future enforcement of that or any other provision.

14.11 Counterparts.  This Agreement may be executed in one or more
      ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

14.12  Due Authorization.  RESELLER hereby represents and warrants to LITRONIC
       -----------------
that the individual executing this Agreement on behalf of RESELLER is duly authorized to execute this Agreement on behalf of RESELLER and to bind RESELLER hereby.

14.13  Choice of Language.  The original of this Agreement has been written in
       ------------------
English. RESELLER waives any right it may have under the law of any jurisdiction to have this Agreement written in the language of such jurisdiction or any other language.

                       ## END OF TERMS AND CONDITIONS ##

                                   EXHIBIT A

                        RESELLER/DISTRIBUTOR PRICE LIST

                     THE FOLLOWING PRICE LIST IS ATTACHED:


               RESELLER/DISTRIBUTOR PRICE LIST (JANUARY 1, 1999

                                   EXHIBIT B

                              LITRONIC TRADEMARKS


The (TM) and (R) symbols should be printed on all major headings and the first time the product is mentioned on any web page text or document. Thereafter, the product does not need to contain the symbols.

Pending USA, Canada, European Community, Switzerland, Japan, Singapore
 .  NetSign(TM)
 .  ProFile Manager(TM)

Pending USA
 .  Active Cryptos(TM)
 .  NetSigner(TM)
 .  NetSign PRO(TM)
 .  Because Your Business Is No One Else's(TM)
 .  California Crypto Cafe(TM)
 .  SecureDial(TM)
 .  SecureStart(TM)
 .  Forte(TM)
 .  JCryptOS(TM)
 .  Security BusWare(TM)
 .  Maestro(TM)
 .  SpyGuy (design)(TM)
 .  NetSignee(TM)

Registered USA
 .  Advanced CryptOS(R)
 .  CipherServer(R)
 .  SecureSmart(R)
 .  CryptOS(R)
 .  SpyGuy(R)

                                   EXHIBIT C

                             TRAINING REQUIREMENT

                                                   RESELLER/DISTRIBUTOR
[LOGO] LITRONIC
                                                PRICE LIST (January 1, 1999


1. SMARTCARDS

--------------------------------------------------------------------------------
             PRODUCT                  PART NUMBER       REQUIRES    UNIT PRICE
                                                         EXPORT
                                                         LICENSE
--------------------------------------------------------------------------------
 ME2000 SMARTCARD                                                       $ 15
 *  MUST SPECIFY
    . DOS Logo                         050-1100-DOS
    . Litronic Logo                    050-1100-LIT
    . Army Corp of Engineers Logo      050-1100-AC
--------------------------------------------------------------------------------
 8K MULTIFLEX SMARTCARD                                                 $ 23
 *  MUST SPECIFY
    . NO LOGO                          010-1107
    . Litronic Logo                    050-1107-LIT
    . NetSign Logo                     050-1107-NS2.0
 *  DEFAULT is Litronic Logo
--------------------------------------------------------------------------------
 4K CRYPTOFLEX SMARTCARD                                                $ 24
 *  MUST SPECIFY
    . NO Logo                          010-1103
    . Litronic Logo                    050-1103-LIT
    . NetSign Logo                     050-1103-NS2.0
 *  DEFAULT is Litronic Logo
--------------------------------------------------------------------------------
 8K CRYPTOFLEX SMARTCARD                                                $ 31
    Available 3/99
 *  MUST SPECIFY
    . NO Logo                          010-1110
    . Litronic Logo                    050-1110-LIT
    . NetSign Logo                     050-1110-NS2.0
 *  DEFAULT is Litronic Logo
--------------------------------------------------------------------------------
 1000 MONIKER FORTEZZA CRYPTO CARD     050-1042             YES         $153
      .  PC-CARD Type II
      .  Windows, DOS, Mac or UNIX
         compatible
      .  Fortezza certified
      .  FIPS 140-1 Level 2
         compliance
--------------------------------------------------------------------------------



Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 1 of 10(04/12/99)

2. READERS

--------------------------------------------------------------------------------
          PRODUCT                        PART NUMBER     REQUIRES    UNIT PRICE
                                                          EXPORT
                                                         LICENSE
--------------------------------------------------------------------------------
210 READER (FOR MAC & UNIX)                                               $ 79
       .  Includes
          .  Serial connector
          .  Power supply
*   MUST SPECIFY
    .  For MAC or                        050-1014-M
    .  UNIX or                           050-1014-U
--------------------------------------------------------------------------------
210 READER (FOR WINDOWS)                                                  $ 59
       .  Includes
          .  Serial connector
          .  DIN through-keyboard power
*   MUST SPECIFY
    .  PC mini DIN (PS/2) or             050-1014-N
    .  PC maxi DIN AT                    050-1014-X
    .  PC export (mini & maxi DIN)       050-1014
*   DEFAULT is PC, mini DIN
--------------------------------------------------------------------------------
215 READER (FOR WINDOWS)                                                  $ 85
       .  Plug and play for Windows
       .  Includes
          .  Serial connector
          .  DIN through-keyboard power
*   MUST SPECIFY
    .  PC mini DIN (PS/2) or             050-0215-N
    .  PC maxi DIN AT                    050-0215-X
    .  PC export (mini & maxi DIN)       050-0215
*   DEFAULT is PC, mini DIN
--------------------------------------------------------------------------------
300 SECURITY ADAPTER WITH READER         050-1038          Yes            $395
       .  Requires
          .  ISA PC Interface
       .  FIPS 140-1 Level 3 compliance
--------------------------------------------------------------------------------
410 READER                               050-1011-1                       $107
       .  PC-CARD Type II
       .  Requires
          .  DOS or Windows 9X/NT
--------------------------------------------------------------------------------

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 2 of 10 (04/12/99)

--------------------------------------------------------------------------------
                PRODUCT                   PART NUMBER   REQUIRES    UNIT PRICE
                                                         EXPORT
                                                        LICENSE
--------------------------------------------------------------------------------
ARGUS 2000 READER                          050-1012-1                    $   99
  . Requires
    . ISA PC Interface
  . Supports two (2) Type I/II or one
    Type III PC Card(s)
  . Mounted internally (3.5" or 5.25"
    bay)
--------------------------------------------------------------------------------
ARGUS 2102 READER                          050-1020-2                    $  330
  . Requires
    . SCSI PC Interface
  . Supports two (2) Type I/II or one
    Type III PC Card(s)
--------------------------------------------------------------------------------
ARGUS 2108 CIPHERSERVER                    050-2108                      $2,650
  . Desktop or 19" RETMA rack mount
    SCSI
  . Supports eight (8) Type I/II PC Cards
--------------------------------------------------------------------------------



Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 3 of 10 (04/12/99)

3. NETSIGN FOR MAC & UNIX

------------------------------------------------------------------------------------------------------------------
                         PRODUCT                         PART NUMBER                 REQUIRES         UNIT PRICE
                                                                                      EXPORT
     The 210 reader is available with other connectors                               LICENSE
------------------------------------------------------------------------------------------------------------------
  NETSIGN FOR MAC (REL 1)                                050-1014-3M              No, but the US              $59
        .  Includes                                                                browser does
           .  1024 bitCryptoflex smart card
           .  Verisign Digital ID (class 1)
        .  Requires
           .  MAC OS 8
           .  Netscape Communicator (US Version)
  *  MUST ADD
     .  210 Reader for MAC (050-1014-1M)
------------------------------------------------------------------------------------------------------------------
  NETSIGN FOR UNIX (REL 1)                               050-1014-3U              No, but the US              $59
        .  Includes                                                                browser does
           .  1024 bitCryptoflex smart card
           .  Verisign Digital ID (class 1)
        .  Requires
           .  210 Reader for UNIX (050-1014-1U)
           .  Solaris 2.4 or above on SPARC
           .  Netscape Communicator (US Version)
  *  MUST ADD
     .  210 Reader for UNIX (050-1014-1U)
------------------------------------------------------------------------------------------------------------------


Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 4 of 10 (04/12/99)

3. NETSIGN FOR WINDOWS

------------------------------------------------------------------------------------------------------------------
                         PRODUCT                          PART NUMBER                REQUIRES         UNIT PRICE
                                                                                      EXPORT
 /1/The 210/215 reader is available with other connectors                            LICENSE
------------------------------------------------------------------------------------------------------------------
NETSIGN FOR WINDOWS (REL 2.0)                             050-1310-D               No, but the US             $59
     .  Includes                                                                    browsers do
        .  1024 bit Cryptoflex smart card
        .  Verisign Digital ID (class 1)
     .  Requires
        .  Windows 95/NT
        .  Netscape Communicator (US Version) OR
        .  Microsoft Internet Explorer (US Version)
  *  MUST ADD
     .  210 Reader (050-1014-N)/1/ OR
     .  215 Reader (050-1215-N)/1/ OR
     .  410 Reader (050-1011-1)
------------------------------------------------------------------------------------------------------------------
    NETSIGN FOR WINDOWS (REL 2.0) - EXPORT                                                                    $59
     .  Includes
        .  512 bit Multiflex smart card (Netscape)
           OR
        .  Cryptoflex smart card (Microsoft)
        .  Verisign Digital ID (class 1)
     .  Requires
        .  Windows 95/NT
        .  Netscape Communicator OR
        .  Microsoft Internet Explorer
  *  MUST SPECIFY
     .  For Netscape Communicator OR                     050-1310-NE
     .  Microsoft IE                                     050-1310-IE
        DEFAULT is Netscape Communicator
  *  MUST ADD
     .  210 Reader (050-1014-N)/1/ OR
     .  215 Reader (050-0215-N)/1/ OR
     .  410 Reader (050-1011-1)
------------------------------------------------------------------------------------------------------------------
  NETSIGN REL 1 TO 2.0 UPDATE                            050-1310-DU              No, but the US              $20
        .  Additional smart card(s) NOT included.                                  browsers do
------------------------------------------------------------------------------------------------------------------
  NETSIGN REL 1 TO 2.0 UPDATE - EXPORT                   050-1310-EU                                          $44
        .  Includes
           .  Cryptoflex smart card for Microsoft IE
------------------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                           Page 5 of 10 (04/12/99)

5.   NETSIGN PRO FOR WINDOWS

----------------------------------------------------------------------------------------------------------------------
                          PRODUCT                                    PART NUMBER         REQUIRES         UNIT PRICE
                                                                                          EXPORT
                                                                                         LICENSE
      /1/The 210 reader is available with other connectors
----------------------------------------------------------------------------------------------------------------------
NETSIGN PRO FOR WINDOWS (REL 2.0)                                     050-1310-P            Yes                  $79
  Available 2/99
     .   Includes
         .    1024-bit Cryptoflex smart card
         .    Point 'n Crypt
         .    SecureDial
         .    SecureStart (NT Only)
     .   Requires
         .    Windows 9X/NT
         .    Netscape Communicator (US Version)
              OR
         .    Microsoft Internet Explorer (US Version)
*  MUST ADD
   . 210 Reader (050-1014-N) /1/ OR
   . 215 Reader (050-0215-N) /1/ OR
   . 410 Reader (050-1011-1)
----------------------------------------------------------------------------------------------------------------------
NETSIGN PRO FOR WINDOWS (REL 2.0)-                                                                               $79
EXPORT
   Available 2/99
     .   Includes
         .    512 bit Multiflex smart card (Netscape) or
         .    Cryptoflex smart card (Microsoft)
         .    Point 'n Crypt
         .    SecureDial
         .    SecureStart (NT only)
     .   Requires
         .    Windows 9X/NT
         .    Netscape Communicator OR
         .    Microsoft Internet Explorer
*  MUST SPECIFY
   . For Netscape Communicator OR                                     050-1310-NEP
   . Microsoft IE                                                     050-1310-IEP
     DEFAULT is Netscape Communicator
*  MUST ADD
   . 210 Reader (050-1014-N) /1/ OR
   . 215 Reader (050-0215-N) /1/ OR
   . 410 Reader (050-1011-1)
----------------------------------------------------------------------------------------------------------------------
NETSIGN PRO REL 1 TO 2.0 UPDATE                                       050-1310-DPU       No, but the US          $20
  Available 2/99                                                                           browsers do
     .   Additional smart card(s) NOT included
----------------------------------------------------------------------------------------------------------------------
NETSIGN PRO REL 1 TO 2.0 UPDATE - EXPORT                              050-1310-EPU                               $44
   Available 2/99
     .   Includes
         .    Cryptoflex smart card for Microsoft IE
----------------------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 6 of 10 (04/12/99)

6. PROFILE MANAGER

------------------------------------------------------------------------------------------------------------------
                         PRODUCT                         PART NUMBER                 REQUIRES         UNIT PRICE
                                                                                      EXPORT
                                                                                     LICENSE
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 500 USERS                            050-1304-500                  Yes         $    10,000
        .  ProFile Manager software
        .  2*210 Readers
        .  Argus 2000 PCMCIA reader
        .  Chrysalis Luna2 PCMCIA token
        .  13*1024-bit Cryptoflex smartcard
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 1,000 USERS                          050-1304-1000                 Yes         $    15,000
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 2,500 USERS                          050-1304-2500                 Yes         $    26,500
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 5,000 USERS                          050-1304-5000                 Yes         $    39,500
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 10,000 USERS                         050-1304-10000                Yes         $    59,500
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 25,000 USERS                         050-1304-25000                Yes         $   102,000
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 50,000 USERS                         050-1304-50000                Yes         $   153,000
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - 100,000 USERS                        050-1304-100000               Yes         $   230,000
        .  As for 500 Users
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - UPGRADE                              050-1304-1UG                  Yes               Price
                                                                                                    difference
                                                                                                      plus 15%
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER - MAINTENANCE                          050-1304-M                    Yes           17.5% per
        .  Includes                                                                                      annum
           .  New product releases
           .  Expert to expert technical support
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER EVALUATION                             050-1304-E                    Yes         $       500
        .  Includes
           .  ProFile Manager evaluation software
           .  50 precalulated keys instead of the luna
              token
           .  2*210 Reader
           .  13*1024-bit Cryptoflex smartcard
           .  30 days expert to expert support
------------------------------------------------------------------------------------------------------------------
  PROFILE MANAGER EVALUATION - UPGRADE                   050-1304-EUG                  Yes          List price
  (ORDERED WITHIN 90 DAYS OF START OF EVALUATION)                                                    less $500
        .  Includes
           .  Latest release of Profile Manager
           .  Argus 2000 PCMCIA reader
           .  Chrysalis Luna2 PCMCIA
------------------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 7 of 10 (04/12/99)

7. PROFILE MANAGER EXTENSION DEVELOPERS KITS

-----------------------------------------------------------------------------------------------------------
                   PRODUCT                                      PART NUMBER        REQUIRES    UNIT PRICE
                                                                                    EXPORT
/1/ If a different 210 reader is required it must be specified                     LICENSE
-----------------------------------------------------------------------------------------------------------
PROFILE MANAGER EXTENSION                                       050-1014-5W                      $1250
DEVELOPERS KIT
 .  Supports
    .  C and C++ programming interfaces
    .  Windows 3.1, 95, NT and MAC platforms
    .  UNIX (Solaris)
 .  Includes
    .  2* 210 Reader (050-1014-IN)
    .  2* 4K Cryptoflex Smartcard (050-1103-LIT)
    .  2* 8K Multiflex Smartcard (050-1107-LIT)
    .  90 days expert to expert support
 .  Requires
   .  Profile Manager (Full Product)
-----------------------------------------------------------------------------------------------------------
 PROFILE MANAGER EXTENSION                                      050-1014-5PW                     $3,995
 DEVELOPERS KIT PLUS (WITH TEMPLATES)
 . Supports
   .   C, C++, Java and Active X programming
       interfaces
   .   Windows 3.1, 95, NT and MAC platforms
   .   UNIX (Solaris)
 . Includes
   .   2* 210 Reader (050-1014-1N)
   .   2* 410 Reader (050-1011-1)
   .   5* 4K Cryptoflex Smartcard (050-1103-LIT)
   .   5* 8K Multiflex Smartcard (050-1107-LIT)
   .   Java template for secure client/server application
   .   Source code for communication protocols
   .   90 days expert to expert support
 . Requires
   .  Profile Manager (Full Product)
-----------------------------------------------------------------------------------------------------------
 PROFILE MANAGER EXTENSION                                      050-1015-5WM                     $1000 per
 DEVELOPERS KIT OR DEVELOPERS KIT                                                                  annum
 PLUS - MAINTENANCE
 . Includes
   .  New product releases
   .  Expert to expert technical support
-----------------------------------------------------------------------------------------------------------


Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                                 Page 8 of 10 (04/12/99)

8.   PROFESSIONAL SERVICES

------------------------------------------------------------------------------------------------
                   PRODUCT                              PART NUMBER    REQUIRES     UNIT PRICE
                                                                        EXPORT
   /3/ Working day is a maximum of 8 hours                             LICENSE
             Minimum of one day
------------------------------------------------------------------------------------------------
ENGINEER ON-SITE                                                                     $2,000 PER
*    TRAVEL, ACCOMMODATION AND EXPENSES ARE                                            DAY/2/
     ADDITIONAL CHARGES.
------------------------------------------------------------------------------------------------
ENGINEER AT LITRONIC                                                                 $135 PER
                                                                                       HOUR
------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                            Page 9 of 10 (04/12/99)

RESELLER DISCOUNT - REFER TO TERM SHEET IN RESELLER AGREEMENT

Prices are FOB Irvine, CA; do not include shipping or insurance and are subject to change without notice.

                           Page 10 of 10 (04/12/99)

                    THE SOUTH AFRICAN CERTIFICATION AGENCY
                             (PROPRIETARY) LIMITED
                                ("the Company")


               RESOLUTION OF THE DIRECTORS OF THE SOUTH AFRICAN
            CERTIFICATION AGENCY (PROPRIETARY) LIMITED PASSED ON 19
                                  MARCH 1999.


RESOLVED:

THAT the Company signs the Non-exclusive Resellers Agreement with Litronic Inc., substantially upon the terms and conditions of the said Agreement as disclosed to the board of directors; and

THAT Mr T Ellis acting in his capacity as a Director of the Company be and is hereby authorised and empowered to sign all documents necessary to give effect to this resolution.


  /s/ [Signature Illegible]^^                   /s/ [Signature Illegible]^^
------------------------------                -------------------------------